Exhibit 10.8

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406.

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DATED 20 AUGUST 2004

JAGOTEC AG

and

SKYEPHARMA AG

and

NITEC PHARMA AG

DEVELOPMENT & LICENCE AGREEMENT

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THIS DEVELOPMENT and LICENCE AGREEMENT (this “Agreement”) is made on 20 August 2004 by and between:

(1)	JAGOTEC AG, a Swiss corporation having its place of business at Eptingerstrasse 5 1, CH-4 132 Muttenz, Switzerland (hereinafter referred to as “Jagotec”);

(2)	SKYEPHARMA AG, a Swiss corporation having its place of business at Eptingersttasse 5 1, CH-4 132 Muttenz, Switzerland (hereinafter referred to as “SkyePharma”; and SkyePharma and Jagotec hereinafter sometimes collectively referred to as “Skye”), and

(3)	NITEC PHARMA AG, a Swiss corporation, having a place of business at Röschenzerstrasse 9, CH-4153 Reinach, Switzerland (hereinafter referred to as “Nitec”).

WITNESSES AS FOLLOWS:

A.

By an agreement effective as of 18th day of August 1998, Skye and Merck KGaA, a German corporation, having a place of business Frankfurterstrasse 250, D-64271 Darmstadt, Germany (hereinafter referred to as “Merck) entered into an agreement relating to the development of the product, Prednisone using certain proprietary technology and know-how owned by Jagotec relating to pharmaceutical systems for the controlled and/or modified release of active substances, including but not limited to, Jagotec’s patented GEOMATRIX® Technology (as defined below) (hereinafter called the “Merck Agreement”).

B.	By an agreement between Merck and Nitec signed by Merck on 14 July 2004 and by Nitec on 2 August 2004 (the “Technology Transfer Agreement”), Merck assigned the Merck Agreement to Nitec, effective as of the Effective Date of this Agreement.

C.	Skye has consented to the assignment of the Merck Agreement pursuant to the Technology Transfer Agreement, provided that certain modifications agreed between the Parties (as defined below) are made to the contractual arrangements under the Merck Agreement.

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D.	On signature of this Agreement, the provisions of the Merck Agreement shall be terminated and replaced in their entirety with the terms and conditions set out below.

NOW, THEREFORE, in consideration of the premises, mutual covenants and agreements contained in this Agreement and intending to be legally bound by it, the Parties hereby agree as follows:

1	Definitions

For purposes of this Agreement, the terms defined in this Section 1 shall have the following meanings:

1.1	“Active Drug” shall mean each of the substances Prednisone, Prednisolone and Methylprednisolone of a quality suitable for the manufacture of Product meeting the Specifications;

1.2	“Affiliate” shall mean, any corporation, partnership or other entity controlled by, controlling or under common control with, either Party, with “control” meaning (i) with respect to either Party direct or indirect beneficial ownership of more than 50% of the voting power of, or more than 50% of ownership interest in, such corporation, partnership or other entity and for the avoidance of doubt, Jagotec and SkyePharma shall be regarded as Affiliates;

1.3	“Background IP” shall mean any intellectual property owned by the respective Parties on the Effective Date of this Agreement in respect of the Nitec Know-How or the Skye Know-How which is or may be used under this Agreement and in the case of Nitec shall include all relevant rights intellectual property owned or used by Merck under the Merck Agreement necessary or desirable for use under this Agreement;

1.4

“Commercially Reasonable Efforts” means those efforts and resources that would be used by an established pharmaceutical company were it developing, manufacturing, promoting and detailing its own pharmaceutical products which are of similar market potential as the Product, taking into account product labelling, market potential, past performance, economic return, the regulatory

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environment and competitive market conditions in the therapeutic area, all as measured by the facts and circumstances at the time such efforts are due.

1.5	“Confidential Information” shall mean any and all of the Skye Know-How and the Nitec Know-How, as well as any and all information developed during the course of this Agreement, including, but not limited to, materials and techniques, analytical and testing methods, chemical formulae and specifications, product design criteria and test data, and technical information relating to product production and commercial plans;

1.6	“Development Costs” shall mean all reasonable out-of-pocket costs (except those resulting from any breach by Skye hereunder) of the Development Programme performed by Jagotec hereunder;

1.7	“Development Programme” shall mean the programme of work to be carried out by the Parties attached hereto as Exhibit C as may be amended by the Parties in writing acting in good faith within thirty (30) days of the signature of this Agreement and thereafter as may be amended in writing by the Parties from time to time and “Development” shall be construed accordingly;

1.8	“Dose Strength” shall mean with respect to Product each of the formulations containing 1, 2, 5 and 10 mg of Active Drug, respectively;

1.9	“Effective Date” shall mean the date of signature of this Agreement;

1.10	“FDA” shall mean the U.S. Federal Food and Drug Administration and any successor agency thereof;

1.11	“First Launch” shall mean the first commercial sale of the Product in any country of the Territory to any unaffiliated third party in commercial quantities following receipt of all applicable pricing and reimbursement approvals;

1.12	“Foreground IP” shall mean any intellectual property that arises or is developed by either party arising out of this Agreement;

1.13	“GEOMATRIX® Technology” shall mean all of Skye’s oral controlled and/or modified drug release delivery and related technologies together with all improvements thereon and thereto;

1.14	“Intellectual Property” shall mean any patent, including patent applications, divisional, continuation or continuation-in-part applications, re-issues, registered

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design copyright, database right, design right, topography right, trademark, service mark application to register any of such rights, trade secret, right in unpatented know-how and any other intellectual or industrial property right of any nature whatsoever in any part of the world;

1.15	“Jagotec Manufacturing Agreement” shall mean the Manufacturing and Supply Agreement to be negotiated in good faith at the appropriate time by and between Jagotec or any of its Affiliates and Nitec or any of its Affiliates on the manufacturing and supply of Product;

1.16	“Licence” shall mean the licence granted to Nitec as set out in Section 5.1;

1.17	“Mutual Recognition Procedure” shall mean the decentralized procedure to obtain a marketing authorisation for prescription drugs in EU countries;

1.18	“Net Sales” shall mean, with respect to any Product, the invoiced sales price of such Product in finished package form invoiced by Nitec and/or its Affiliates and/or its sub-licensee(s) to any independent customer other than Nitec Affiliates or sub-licensee(s), less only (a) sales, use, value added and other direct taxes (but excluding any income tax) actually incurred and paid by Nitec and/or its Affiliates and/or its sub-licensee(s); and (b) customs duties, surcharges and other governmental charges incurred by Nitec and/or its Affiliates and/or its sublicensee(s) in connection with the exportation or importation of such Product in final form, and (c) a lump sum deduction of […***…] for all trade discounts, rebates, commissions, retroactive price reductions, amounts repaid or credited by reason of rejections, returns, and the like;

1.19	“Nitec Know-How” shall mean all of Nitec’s and/or its Affiliates’ information and data (including, without limitation, information and data of Merck under the Merck Agreement), which are not generally known including, but not limited to, patent claims and related information not yet disclosed to the public, formulae, procedures, protocols, techniques and results of experimentation and testing which relate to Active Drug, and/or are useful and/or necessary to develop, make, use or sell any product containing Active Drug;

1.20	“Nitec Manufacturing Licence” shall mean the licence to Nitec granted pursuant to the option set out in Section 5.2;

1.21	“Party” or “Parties” shall mean SkyePharma, Jagotec and Nitec or any of them;

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1.22

“Patents” shall mean all patents and patent applications heretofore or hereafter filed or having legal force in any country owned by or licensed to Skye and/or its Affiliates relating to the Product, which claim the GEOMATRIX® Technology or the process of manufacture by use of, or the use of, the GEOMATRIX® Technology and are set out in the attached Exhibit A. Exhibit A is hereby deemed to be amended to include any and all patent applications relating to the subject matter of this Agreement eventually to be filed by or owned by or licensed to Skye or its Affiliates after the Effective Date, together with any and all corresponding foreign patents and patent applications which issue therefrom, and all divisionals, continuations, continuations-in-part, reissues, renewals, extensions, substitutions, confirmations or additions to any such patents or patent applications;

1.23	“Phase III Clinical Study” shall mean a large scale clinical trial in patients suffering from rheumatoid arthritis, the primary goal of which is to establish Product efficacy (and chronic safety) according to Regulatory Authority registration rules or regulations;

1.24

“Product” shall mean the pharmaceutical orally-administered controlled-release formulation (intended to exhibit a lag phase of at least one hour, with substantially all of the drug release immediately thereafter) containing Prednisone, Prednisolone and/or Methylprednisolone, presented as a compressed tablet developed pursuant to this Agreement and using the GEOMATRIX® Technology, and shall include all Dose Strengths unless otherwise explicitly stated;

1.25	“Registration” shall mean the granting of any and all approvals and registrations of Product by any Regulatory Authority, including without limitation price approval, which are required and/or necessary under any applicable law, rule, regulation or other governmental order to manufacture, market, distribute and sell Product in any country of the Territory;

1.26	“Regulatory Authority” shall mean the FDA and any equivalent competent regulatory authority in the other countries of the Territory;

1.27	“Skye Know-How” shall mean all of Skye’s and/or its Affiliates’ information and data, which are not generally known including, but not limited to, patent

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claims and related information not yet disclosed to the public, formulae, procedures, protocols, techniques and results of experimentation and testing, which relate to the GEOMATRIX® Technology and/or are useful and/or necessary to develop, make, use or sell Products using the GEOMATRIX® Technology;

1.28	“Specifications” shall mean the preliminary specifications of the Product set forth in Exhibit B attached hereto to be updated from time to time by mutual agreement of the Parties;

1.29	“Technical Agreement” shall mean the additional contract to be entered into by Nitec as contract giver and Jagotec as contract acceptor, allocating the respective pharmaceutical responsibilities relating to the manufacture and control of Products;

1.30	“Territory” shall mean all countries and territories in the world.

2	Development Preamble and further Development Programme

2.1	Jagotec has, prior to the execution of this Agreement, developed the Product under the Development and Licence Agreement with Merck, which shows some promising results. In particular, the Parties have agreed to use the results as the basis of further development under this Agreement, the terms of which are hereby incorporated into this Agreement as set out below.

2.2

Jagotec and Nitec undertake to conduct the further development of the Product in rheumatoid arthritis (and such other indications (e.g. asthma, IBD) as may be agreed between the Parties in writing from time to time) in accordance with the Development Programme in an efficient and professional manner, and shall apply generally accepted Good Laboratory, Good Clinical and Good Manufacturing Practices (each as applicable to pharmaceutical products for human use in the European Union and similar regulations applicable in other territories),. The Development shall also comply with the current guidelines of the European Union (e.g. Note for guidance on quality of modified release products). Nitec shall actively support Jagotec regarding the development and studies to be executed by Jagotec under this Agreement as may be reasonably required by Jagotec from time to time. In particular, Nitec shall provide information

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reasonably requested by Jagotec relating to the Active Drug for the purposes of carrying out this development, including, but not limited to physico-chemical characteristics, safe-handling instructions, in-vitro analytical methods, degradation products and standards and analytical methods therefore, all to the extent that any such information has not been delivered to Jagotec under the development and Licence Agreement with Merck. Any costs and expenses incurred by Nitec in connection with such support shall be borne by Nitec.

2.3	Jagotec shall use all Active Drug supplied to it by Nitec hereunder solely and exclusively in connection with the Development.

2.4	Due to the nature and complexity of the development and the respective studies as set forth in this Agreement, the Parties recognize and acknowledge that problems and delays might render the timeframe of the development difficult or impossible to accomplish. The Parties agree that they shall immediately inform each other in writing in the event that significant problems or delays are encountered or envisaged during the course of the development and shall discuss such problems and delays in order to mutually agree on Commercially Reasonable Efforts to resolve such problems or delays. Nothing under this Section 2.4 shall affect the timelines set out in Section 3 except to the extent of delays resulting directly from the breach of its obligations under this Agreement by Jagotec.

2.5	Nitec acknowledges and agrees that Jagotec’s obligations under this Agreement shall be strictly limited to the development steps and tasks explicitly listed and described in the Development Programme, and that any amendment, change and alteration to, or extension of, any such development steps and tasks shall require the mutual agreement by the Parties.

2.6	Nitec shall bear all Development Costs. Nitec and Jagotec shall have the right to approve any additional activities not listed in Exhibit C which are proposed by Jagotec or Nitec.

2.7	Nitec shall reimburse Jagotec on a quarterly basis any and all Development Cost incurred by Jagotec hereunder upon receipt of the respective invoices pursuant to Section 2.9 below.

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2.8	During the term of this Agreement, Jagotec shall provide Nitec on a quarterly basis with an overview of the work intended by Jagotec to be performed according to the Development Programme during the following three (3) months (hereinafter the “Quarterly Workplan”). Each such Quarterly Workplan shall contain information regarding the steps to be performed by Jagotec hereunder together with an estimate of the man-hours expected to be spent on such steps and the anticipated Development Costs. Upon receipt of any such Quarterly Workplan, Nitec may comment thereon or disapprove certain steps included therein by written notice within five (5) business day after receipt of each such Quarterly Workplan, provided that each Quarterly Workplan shall be deemed approved by Nitec if no such written notice is received by Jagotec within such five (5) business days, and provided further that Jagotec shall have no responsibility for any delay in the Development Programme caused by or resulting from any such notice from Nitec.

2.9	Jagotec shall issue quarterly a report (“Quarterly Report”) reasonably detailing all development steps performed during the preceding three (3) month period, and Jagotec shall, simultaneously with each such Quarterly Report, issue an invoice covering all cost and expenses incurred by Jagotec hereunder in accordance with the terms of this Agreement including any Development Costs over the period covered by such Quarterly Report applying a rate of […***…] per man-hour spent. Any excess of the aggregate amount of development fees paid by Nitec over the aggregate amount(s) invoiced by Jagotec shall be credited by Jagotec against future invoices hereunder.

2.10	Nitec undertakes to settle each invoice so issued, which shows a balance in favour of Jagotec, within […***…] as of the respective invoice date.

3	Responsibilities

3.1	Nitec will use all Commercially Reasonable Efforts to perform at its sole cost and expense, the following:

(a)	all clinical studies, including without limitation:

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(i)	commence the Phase III Clinical Study in Rheumatoid Arthritis as agreed with the German authority February, 17th 2004 within […***…] of the Effective Date;

(ii)	complete the above mentioned (3.1(a)(i) Phase III Clinical Study within […***…] of commencing the Phase III Clinical Study, and;

(iii)	other development steps and tasks (other than those which are assigned to Jagotec as may be agreed between the parties from time to time) which are required and/or necessary and/or deemed reasonable to be performed pursuant to all applicable law, statute or regulation, in order to apply for, and subsequently receive, Registrations for Product in at least one major European market and eventually other countries of the Territory;

(b)	apply for and diligently pursue, in Nitec’s (or its Affiliates’) own name; Registrations for Product in Rheumatoid Arthritis with the Regulatory Authorities in at least one major European market within […***…] of the completion of the Phase III clinical studies, and eventually other countries of the Territory;

(c)	apply for and diligently pursue (except where the primary obligation for doing so is placed on Jagotec under relevant legislation) any and all approvals required by any applicable law, statute or regulation to manufacture Product at the manufacturing site as set forth in the Jagotec Manufacturing Agreement or any other facility to subsequently manufacture Product;

(d)	within […***…] of the receipt of first Registration for Product in the reference member state, being such country referred to in Section 3.1(b), to start and thereafter diligently pursue the Mutual Recognition Procedure or other procedure to obtain Registration in at least three other countries of the Territory; and

(e)	launch or have launched the Product in at least three European Union countries within […***…] following receipt of Registration in those countries of the European Union.

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3.2	Nitec may decide at its own discretion and according to its business strategy, in which country of the Territory to first apply for Registration of Product and initiate and pursue the steps required to be performed for successful Registration of Product.

3.3	In the event that Nitec does not in any material respect meet any of its obligations pursuant to Section 3.1 above, Skye may thereafter call a meeting with Nitec at which Skye will determine, at Jago’s sole option, either to (i) allow Nitec a further […***…] to complete such obligation, or (ii) Skye to terminate the Agreement in which case the terms of Section 10.4 (c) shall apply.

3.4	Jagotec agrees to provide such technical assistance and consultation in addition to the tasks assigned to Jagotec pursuant to this Agreement as may be reasonably required by Nitec in connection with the development, testing, performance of clinical studies, applications for Registrations or similar services, provided that Nitec shall pay to Jagotec an amount of […***…] spent by Jagotec personnel in providing such additional assistance and consultation. In addition to such fee, Nitec undertakes to reimburse Jagotec for all cost and expenses incurred in connection with travel and accommodation of Jagotec personnel providing upon specific request by Nitec any such assistance and consultation at locations remote from their usual working location to the extent separately agreed upon.

3.5	Jagotec shall have no responsibility whatsoever in respect of the availability or quality of the results of the development steps to be performed by Nitec pursuant to Section 3.1 above, unless otherwise agreed upon by the Parties in writing with respect to any specified development step or part thereof to be performed by Jagotec in accordance with Section 3.4 above.

3.6

Nitec undertakes to provide to Jagotec upon availability with all information on any of the development steps performed by Nitec under Section 2.1 above in reasonable detail or as reasonably required by Jagotec to perform its obligation under this Agreement. In particular, but without limitation, Nitec shall provide Jagotec upon availability with results, data, reports and similar information obtained by any of the studies, testing, Registration procedures or the like performed by Nitec under this Agreement. Any and all such information provided by Nitec to Jagotec shall be treated by Jagotec as Confidential Information and

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remain subject to the confidentiality and non-use obligations contained in Section 8 below.

3.7	In the event that the Parties shall deem the results of any of the development steps to be performed by Nitec under this Section 3, including without limitation, the results of any clinical study (including Phase III Clinical Study) performed hereunder, to be unsatisfactory for any reason, the Parties may mutually agree to abandon the development of the Product under this Agreement and terminate this Agreement with immediate effect.

3.8	The allocation of all technical and pharmaceutical responsibilities shall be included in the Technical Agreement which the Parties shall negotiate in good faith within thirty (30) days of the Effective Date.

4	Proprietary Rights and Patents

4.1	Rights to Foreground IP

(a)

Any Foreground IP relating specifically and exclusively to the GEOMATRIX® Technology or the process of manufacture by use of, or the use of the GEOMATRIX® Technology, including the formulation of any compound (including Active Drug) with GEOMATRIX® Technology shall vest in and be owned absolutely by Jagotec, irrespective which party has created or developed such Foreground IP or its contribution to it (hereinafter referred to as “Skye IPR”).

(b)	Any Foreground IP relating specifically and exclusively to the Product containing Active Drug, any use of the Active Drug, or any attribute or property of the Active Drug, shall vest in and be owned absolutely by Nitec, irrespective which party has created or developed such Foreground IP or its contribution to it (hereinafter referred to as “Nitec IPR”).

(c)	All Foreground IP other than that set out in Section 4.1(a) and (b) will be owned (i) by the Party developing or discovering it; or (ii) if jointly developed or discovered, shall be owned jointly (together, “Other IP”) all as determined in accordance with the legislation applying in the country or jurisdiction where such development or discovery shall take place.

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4.2	Rights to Background IP

(a)	All Background IP is and shall remain the exclusive property of the party owning it (or if applicable from the third party from whom its rights to use the Background IP has derived).

(b)	In case the Foreground IP of either party is dependent on any or all Background IP of the other party, the parties agree to the following:

(i)	in case Skye IPR or Other IP is dependent on any or all Background IP of Nitec (hereinafter referred to as “Dependent Skye IPR”), Nitec shall grant to Jagotec a non-exclusive, perpetual, royalty-free right to use such Background IP with a right to grant sublicenses to the extent necessary for Jagotec and its licensees and sublicensees to make unrestricted use of its Foreground IP;

(ii)	in case Nitec IPR or Other IP is dependent on any or all Background IP of Jagotec (hereinafter referred to as “Dependent Nitec IPR”), Jagotec shall grant to Nitec a non-exclusive, perpetual, royalty-free right to use such Background IP with a right to grant sublicenses to the extent necessary for Nitec and its licensees and sublicensees to make unrestricted use of its Foreground IP.

4.3	Confirmation by Jagotec

Jagotec hereby confirms that neither it nor any of its Affiliates currently own any patent or patent application not included in the term “Patents”, which is reasonably necessary or useful to develop, manufacture, sell or otherwise dispose of a Product under this Agreement. Future Skye IPR which may be necessary to develop, manufacture, sell or otherwise dispose of a Product under this Agreement will be deemed added to Exhibit A on filing.

4.4	Prosecution of Patent Applications

(a)

During the term of this Agreement, Jagotec shall use all Commercially Reasonable Efforts, at its own cost, to prepare, prosecute and maintain all patent applications and patents constituting Patents, and shall keep Nitec fully and promptly informed on any developments or changes relating thereto. If Jagotec decides not to further prosecute or not to maintain any patent application constituting Patents, Jagotec shall promptly inform Nitec of such decision in writing, and the Parties shall, upon Nitec’s written request, meet to discuss any

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appropriate action taking into due consideration Nitec’s interests under this Agreement.

(b)	Nitec shall be responsible for and shall use all Commercially Reasonable Efforts to control, at its own cost, the preparation, prosecution and maintenance of all Nitec IPR and shall keep Jagotec fully and promptly informed on any developments or changes relating thereto. During the term of this Agreement, Nitec shall, at its sole cost, take all steps necessary to prosecute and maintain all Nitec IPR to the extent Nitec deems commercially reasonable. If Nitec intends not to further prosecute and/or maintain any of the Nitec IPR, Nitec shall promptly inform Jagotec of such intention in writing, and Jagotec shall meet with Nitec to discuss any appropriate action taking into due consideration Jagotec’s interests under this Agreement.

4.5	Notification of Infringement

(a)	If Nitec becomes aware of (i) any product or activity of any kind that involves or may involve an infringement or violation of Skye IPR, or (ii) any third-party action, claim or dispute (including, but not limited to, actions for declaratory judgment alleging the invalidity or non-infringement) based upon or arising out of Skye IPR, then Nitec shall promptly notify Jagotec in writing of any such infringement, violation, action, claim or dispute.

(b)	If Jagotec becomes aware of (i) any product or activity of any kind that involves or may involve an infringement or violation of Skye IPR with respect to Product or of Nitec IPR, or (ii) any third-party action, claim or dispute (including, but not limited to, actions for declaratory judgment alleging the invalidity or non-infringement) based upon or arising out of Skye IPR with respect to Product or of Nitec IPR, then Jagotec shall promptly notify Nitec in writing of any such infringement, violation, action, claim or dispute.

4.6	Enforcement of Skye IPR

(a)

Jagotec, at its sole expense, shall have the right, but not the obligation, (1) to determine the appropriate course of action to enforce, or otherwise abate the infringement of, or defend third-party actions regarding, Skye IPR and its Background IP to the extent necessary for the Dependent Nitec IPR (hereinafter referred to as “Skye IPR plus Background”), (ii) to take, or refrain from taking,

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appropriate action to enforce, or defend third-party actions regarding, Skye IPR plus Background, (iii) to control any litigation or other enforcement action regarding Skye IPR plus Background, and (iv) to enter into, or permit, the settlement of any such litigation or other enforcement action regarding Skye IPR plus Background. Notwithstanding anything contained in the preceding sentence, Jagotec shall not settle any suit or action or otherwise consent to an adverse judgement in such suit or action without Nitec’s prior written consent, which consent shall not be withheld unreasonably. Jagotec shall keep Nitec informed on a regular basis on its taking or refraining from taking, and the development of, any of the foregoing actions, and shall consider, in good faith, the interests of Nitec under this Agreement when taking any of the foregoing actions. Nitec shall, at its own cost, fully cooperate with Jagotec in the planning and execution of any suit or other action to enforce, or defend third-party actions regarding, Skye IPR plus Background to the extent affecting Product and as reasonably required by Jagotec.

(b)	If Jagotec does not within […***…], or any shorter delay imposed by any applicable law or regulation or court or authority having jurisdiction, after receiving notice of any infringement or violation of Skye IPR plus Background which may adversely affect Product, or of any third-party action, claim or dispute based upon or arising out of Skye IPR plus Background which may adversely affect Product, commence or take an action to enforce, or otherwise abate such infringement, or defend against such third-party action, then the Parties shall, upon Nitec’s written request, promptly meet to discuss any appropriate action with regard to such enforcement of Skye IPR plus Background which may adversely affect Product.

(c)	Nitec, upon its written request and at its sole expense, shall be made an additional, not controlling party in any such suit or other action where necessary to obtain complete relief regarding the subject infringement or violation.

4.7	Enforcement of Nitec IPR

(a)

Nitec, at its sole expense, shall have the right, but not the obligation, (i) to determine the appropriate course of action to enforce, or otherwise abate the infringement of, or defend third-party actions regarding, Nitec IPR and its

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Background IP to the extent necessary for the Dependent Skye IPR (hereinafter referred to as “Nitec IPR plus Background”), (ii) to take, or refrain from taking, appropriate action to enforce, or defend third-party actions regarding, Nitec IPR plus Background, (iii) to control any litigation or other enforcement action regarding Nitec IPR plus Background, and (iv) to enter into, or permit, the settlement of any such litigation or other enforcement action regarding Nitec IPR plus Background. Notwithstanding anything contained in the preceding sentence, Nitec shall not settle any suit or action or otherwise consent to an adverse judgment in such suit or action without the prior written consent of Jagotec, which consent shall not be withheld unreasonably. Nitec shall keep Jagotec informed on a regular basis on its taking or refraining from taking, and the development of, any of the foregoing actions, and shall consider, in good faith, the interests of Jagotec under this Agreement and in Skye IPR, when taking any of the foregoing actions. Jagotec shall, at its own cost, fully cooperate with Nitec in the planning and execution of any suit or other action to enforce, or defend third-party actions regarding, Nitec IPR plus Background to the extent affecting Product and as reasonably required by Nitec.

(b)	If Nitec does not, within […***…], or any shorter delay imposed by any applicable law or regulation or court or authority having jurisdiction, after receiving notice of any infringement or violation of Nitec IPR plus Background, or of any third-party action, claim or dispute based upon or arising out of Nitec IPR plus Background, commence or take an action to enforce, or otherwise abate such infringement, or defend against such third-party action, then the Parties shall, upon Jagotec’s written request, promptly meet to discuss any appropriate action with regard to such enforcement of Nitec IPR plus Background which may adversely affect Product

(c)	Jagotec, upon its written request and at its sole expense, shall be made an additional, not controlling party in any such suit or other action where necessary to obtain complete relief regarding the subject infringement or violation.

4.8	Application of Monies Recovered

All monies recovered upon the final judgment or settlement of any suit or other action under these Sections 3.6 or 3.7 above shall be applied as follows:

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(i)	firstly, to cover any and all costs and expenses (including attorney’s fees) incurred by the Party controlling such suit or other action;

(ii)	secondly, to cover any and all costs and expenses (including attorney’s fees) reasonably, or upon request of the controlling Party, incurred by the other Party in connection with such suit or other action, if any;

(iii)	finally, the remainder, if any, to the Party controlling any such suit or other action.

5	Licence Grant

5.1

Jagotec hereby grants to Nitec the royalty bearing exclusive and sub-licensable right and licence to market, distribute, sell, offer for sale and use the Product in the Territory and to use the Patents, GEOMATRIX® Technology and Skye Know How exclusively for that purpose.

5.2

Furthermore, subject to the provisions of Section 6.2, Jagotec hereby grants to Nitec the option (the “Option”) to acquire the exclusive and sublicenseable right and licence (hereinafter referred to as the “Nitec Manufacturing Licence “) to make or have made Product in the Territory and to use the Patents, GEOMATRIX® Technology and Skye Know How exclusively for that purpose at any time on twenty four month notice to expire no earlier than five years after the First Launch of the Product in the Territory. The Option may be exercised in accordance with Section 6.2 below. For the avoidance of doubt, no royalty in addition to that set out in Section 7 shall be payable by Nitec to Jagotec in respect of the Nitec Manufacturing Licence. The Nitec Manufacturing Licence shall be co-terminus with the licence granted under Section 5.1.

5.3	Subject to the provisions of Section 5.5, the rights of Nitec to grant any sub-license under the Licence and/or the Nitec Manufacturing Licence, as the case may be, in any part of the Territory shall not require Nitec to receive the written approval of Jagotec.

5.4

In any event, Nitec shall be responsible for any and all acts, deeds and undertakings of its sub-licensee(s) and shall continue to be bound by all terms and provisions under this Agreement throughout its term. In case that Nitec sub-

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licenses rights and/or the Licence and/or the Nitec Manufacturing Licence, as the case may be, to any sub-licensee(s), such sub-licensee(s) shall agree in writing to any and all of Nitec’s obligations and undertakings under this Agreement, including but not limited to its confidentiality obligations set out below. Furthermore, Nitec undertakes that any and all sub-licence agreements shall provide for inspection and audit provisions identical to the provisions set forth below in order to enable Jagotec to control and audit and receive any and all Royalties due as provided in this Agreement. Nitec shall provide Jagotec promptly with appropriate information on its sub-licensee(s) and, subject to applicable confidentiality restrictions, copies of all agreements with such sub-licensee(s).

6	Manufacturing and Product Liability

6.1

Subject to the exercise by Nitec of its rights under Section 6.2, Jagotec shall exclusively manufacture, package and supply, or have manufactured, packaged and supplied by an Affiliate, Product in bulk in accordance with the terms and conditions to be agreed upon in the Jagotec Manufacturing Agreement, which Jagotec Manufacturing Agreement shall contain provisions (i) that Nitec shall supply to Jagotec or its Affiliate free of charge all Active Drug in quantities required for such manufacturing of Product, and (ii) on manufacture and packaging of Product in bulk and reimbursement of cost at […***…] of Jago’s fully allocated manufacturing cost therefore (calculated in substantially the same manner as Jago’s other manufactured products of similar production process, run and complexity) as required by the Parties. If Jagotec wants to have the product manufactured, packed and supplied by an affiliate other than SkyePharma SAS, the costs of the manufacturing site change to such an affiliate (including but not limited to technical transfer, process validation, bioequivalence study and regulatory expenses) shall be borne by Skye. Furthermore, the Jagotec Manufacturing Agreement shall contain provisions on lead times, order quantity and supply and purchase obligations of such quantities ordered (or part thereof), as may be mutually agreed upon by the Parties and in the event of a failure by the Parties to agree by 31 March, 2005, each Party shall submit the matter to be resolved by an expert, to be appointed by

***Confidential Treatment Requested

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a single arbitrator appointed under ICC Rules. With the exception of the principles applied in calculating the fully allocated manufacturing cost referred to above, in relation to any particular proposed clause of the Jagotec Manufacturing Agreement on which the Parties are unable to agree, each Party shall propose terms, only one of which, subject to such amendments specified by the expert as shall be required to ensure that the Jagotec Manufacturing Agreement operates as a whole, shall be selected by the expert as the relevant clause of the Jagotec Manufacturing Agreement binding on the Parties. In the case of the principles applied in calculating the fully allocated manufacturing cost referred to above, the expert shall not be bound only to select terms proposed by one Party or the other as described above but shall be free to make such amendments to proposed terms as the expert shall think fit.

6.2	In the event that Nitec wishes to manufacture the Product under the Nitec Manufacturing Licence rather then having Jagotec manufacture the Product under the Jagotec Manufacturing Agreement, then Nitec shall exercise its Option under Section 5.2 above by serving notice on Jagotec to that effect in writing. Subject to the proviso to this sentence, the right of Nitec under Section 5.2 shall not take effect for a period of […***…] from the date of notice and during such period, (i) all pending orders for Product shall be satisfied by Jagotec in accordance with the Jagotec Manufacturing Agreement, and (ii) the Parties will agree the terms of the royalty free Manufacturing Licence to include such provisions as are customary in the circumstances, failing which either Party may refer the matter to an expert for determination. Jagotec agrees that it shall provide technical assistance in connection with such transfer to a third party manufacturer as set out in Section 3.4. The costs of the manufacturing site change (including but not limited to technical transfer, process validation, bioequivalence study and regulatory expenses) shall be born by Nitec. Notwithstanding anything to the contrary contained herein, following exercise of the Option, the Manufacturing License shall be an irrevocable worldwide, fully paid-up, royalty-free license, pursuant to which Nitec and its licensees shall have a right of sublicense.

6.3	Nitec shall indemnify, defend and hold Jagotec and its Affiliates, directors, officers and shareholders harmless from and against any losses, claims, liabilities,

***Confidential Treatment Requested

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costs and expenses (including reasonable attorney’s fees) that may be imposed upon or asserted against Jagotec and/or its Affiliates, directors, officers and shareholders as a result of the manufacture of Product under the Manufacturing License, or the marketing, distribution, use or sale of Product under the License by or on behalf of Nitec, its Affiliates, agents or sub-licensee(s), except for those claims, liabilities, costs and expenses arising from negligence or intentional misconduct on the part of Jagotec or its Affiliates and except for claims to the extent any relate to the Patents, GEOMATRIX® Technology and Skye Know How.

6.4	In the event that Jagotec wishes to cease to manufacture the Product under the Jagotec Manufacturing Agreement, Jagotec shall be permitted to do so by serving notice on Nitec to that effect in writing. The termination under this Section 6.4 shall not take effect for a period of twenty four (24) months from the date of notice and in any event no earlier than five years after the First Launch of the Product in the Territory and during such period all pending orders for Product shall be satisfied by Jagotec in accordance with the Jagotec Manufacturing Agreement. Jagotec agrees that it shall provide technical assistance in connection with transfer of manufacturing rights to a third party manufacturer as set out in Section 3.4. The costs of the manufacturing site change (including but not limited to technical transfer, process validation, bioequivalence study and regulatory expenses) shall be born by Nitec.

7	Royalties

7.1	In consideration of the License granted by Jagotec to Nitec hereunder, the royalty (the “Royalty”) payable by Nitec to Jagotec shall be:

7.1.1	in the case of all countries of the Territory (other than North America):

(a)	[…***…] of Net Sales of Product in the Territory (other than North America), and

(b)	[…***…] of sublicensing income in the Territory (other than North America) being any payment not calculated based on Net Sales (to include, without limitation, licence fees, lump sums and milestone payments.).

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7.1.2	in the case of North America:

(a)	[…***…] of Net Sales of Product in North America, and

(b)	[…***…] of sublicensing income in North America being any payment not calculated based on Net Sales (to include, without limitation, licence fees, lump sums and milestone payments.).

7.2	All Royalties shall be payable on a quarterly basis. Nitec shall remit to Jagotec within […***…] days after the end of each calendar quarter the amount of Royalties, if any, due in respect of the preceding quarter, beginning with the calendar quarter in which the First Launch takes place. Nitec shall deliver to Jagotec, along with such remittance of Royalty payments a detailed statement (hereinafter referred to as the “Royalty Report’) of Net Sales of Product and sublicensing income received on a country-by-country basis to which the Royalty payment relates.

7.3	All Royalty Reports shall be prepared in accordance with generally accepted accounting principles consistently applied from applicable period to period and shall be certified by an officer of Nitec as being so prepared, true, accurate and correct.

7.4	Unless otherwise agreed by the Parties in writing, all payments of Royalties shall be made in EURO and to such place or account as Jagotec reasonably requests from time to time in writing. Any conversions into EURO from the currency in which the corresponding Net Sales for such Royalties and sublicensing income were made, are to be calculated by using the average closing buying rate for such currency quoted in the continental terms method of quoting exchange rates (local currency per EURO 1) published by the Financial Times on the last business day of the applicable reporting period covered by such Royalty Report.

7.5

In the event that Nitec is required to withhold any tax to the tax or revenue authorities in the Territory regarding any payment to Jagotec, such amount shall be deducted from the payment to be made by Nitec, and Nitec shall promptly notify Jagotec of such withholding and, within a reasonable amount of time after making such deduction, furnish Jagotec with copies of any tax certificate or other documentation evidencing such withholding. Each Party agrees to cooperate

***Confidential Treatment Requested

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with the other Party in claiming exemptions from such deductions or withholdings under any agreement or treaty from time to time in effect.

8	Inspection and Audit

8.1	During the term of this Agreement and during a period of twelve (12) months after its expiration or termination for any reason, upon the written request of Jagotec and not more than once each calendar year, Nitec shall permit an independent certified public accountant of internationally recognized standing selected by Jagotec, to have access during regular business hours to such of the records of Nitec and its Affiliates and sub-licensee(s), if any, as may be reasonably necessary to verify the accuracy of the Royalty Reports for any year ending not more than twenty-four (24) months prior to the date of such request. The accounting firm shall disclose to Jagotec only whether the Royalty Reports and records of Nitec and its Affiliates and sub-licensee(s), if any, and the amount of Royalties, if any, actually paid are correct or not and the specific details concerning any discrepancies; no other information shall be shared. The Parties agree to accept such written audit report as final and binding upon them.

8.2	If such independent accounting firm correctly concludes that additional Royalties were owed during any such period audited, Nitec shall pay such additional Royalties within thirty (30) days of the date Jagotec delivers to Nitec such accounting firm’s written report so concluding. The fees and expenses charged by such accounting firm with respect to such audit shall be paid by Jagotec, provided however, if any such audit discloses that Royalties payable by Nitec for the audited period are more than […***…] of the Royalties actually paid for such period, then Nitec shall pay all reasonable fees and expenses charged by such accounting firm with respect to such audit.

8.3	Jagotec shall treat all financial information subject to review under this Section 7 as confidential and subject to the confidentiality obligations in Article 8 below.

***Confidential Treatment Requested

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9	Confidentiality

9.1	During the term of this Agreement and in the course of the development work by Jagotec, it may be necessary for each Party to disclose to the other Party, orally or in writing, certain of its Confidential Information, which each Party considers to be confidential and proprietary. Each Party agrees to hold in strict confidence and not to use, except for purposes of this Agreement, all Confidential Information obtained from the other Party during the term of this Agreement.

9.2	The obligations of confidentiality and non-use contained in this Section 8 shall not extend and apply to Confidential Information that:

(i)	is in or enters the public domain without breach of this Agreement; or

(ii)	can be shown to have been known to the receiving Party prior to disclosure under this Agreement; or

(iii)	is disclosed to the receiving Party, without restriction, by a third party having the right to disclose the same; or

(iv)	is required to be disclosed by a judicial or administrative authority of competent jurisdiction or by law after maximum practical notice to the originally disclosing Party.

9.3	Confidential Information of the other Party shall be disclosed or made available by the receiving Party only to those employees of the receiving Party who have a need to know such Confidential Information for the purposes of this Agreement. Furthermore, the Parties may also disclose Confidential Information to consultants hired by one or both of the Parties, provided the receiving Party’s consultant has a need to know such Confidential Information for purposes of this Agreement and has previously signed a written confidentiality agreement or has otherwise agreed to such confidentiality obligation with the receiving Party which contains substantially the same obligations of confidentiality and non-use as set forth in this Section 8, and which is broad enough to cover disclosures of Confidential Information from the originally disclosing Party.

9.4

In the event of termination or expiration of this Agreement for whatsoever reason, each Party shall immediately return to the other all of the other Party’s Confidential Information furnished in connection with this Agreement, including

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every and all copies made thereof save for one copy of each item of Confidential Information, which may be retained in the legal department or lodged with the legal advisers of the receiving Party exclusively in order to provide a record of Confidential Information disclosed and to so determine each receiving Party’s continuing obligations hereunder.

9.5	The obligations of confidentiality and non-use contained in this Section 8 shall survive the expiration or termination of this Agreement for any reason for a period of five (5) years commencing upon the effective date of such termination or expiration.

10	Term and Termination

10.1	Term and Expiration

(a)	This Agreement shall terminate on the later of ten (10) years from the Effective Date or on the expiry on a country-by-country basis upon the expiration of the last to expire of the Patents in each country of the Territory, unless earlier terminated in accordance with Sections 10.2 and 10.3 below.

(b)	Upon the expiration of this Agreement in each country of the Territory pursuant to Section 10.1 (a) above and payment of all Royalties and Manufacturing Royalties, if any, due under this Agreement, the License and the Manufacturing License, if applicable, shall be deemed to be a perpetual, fully paid-up and royalty-free license for Product in each such country of the Territory.

10.2	Termination for Cause

During the entire term of this Agreement either Party may terminate this Agreement by giving to the other Party written notice to that effect, if any of the following events occur:

(a)	the other Party is in default or in breach of a term or provision hereof and such default or breach is material and continues and is not remedied within […***…] upon the other Party’s written request to remedy such default or breach;

(b)	the other Party shall commit a material breach of any of the confidentiality provisions of Section 9 above; or

***Confidential Treatment Requested

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(c)	the other Party goes into liquidation, voluntarily or otherwise, other than for the sole purpose of reorganization, or goes into bankruptcy or makes an assignment for the benefit of creditors, or in the event of a receiver being appointed of the other Party’s property or parts thereof).

10.3	Termination prior to Registration

In addition and not in limitation to Section 3.7 above, as from the Effective Date throughout the term until the first Registration for Product is granted by any Regulatory Authority in any country of the Territory, this Agreement may be terminated as follows:

(a)	by either Party, if such Party reasonably considers based on a determination, in accordance with sound scientific, pharmaceutical and medical judgment, of the results achieved with respect to the Product during the development phase, and that Party can demonstrate that there is a technical, pharmaceutical or medical problem regarding the Product, which would make the Product unapprovable in all of the following countries, USA, UK and Germany, with […***…] prior notice, provided that such terminating Party, prior to having the right to terminate this Agreement in accordance herewith, has in all detail disclosed such determination and the underlying reasons to the other Party and has taken in due consideration any comments of the other Party on such determination; and

(b)	by Nitec, if the first application for Registration of Product or any material part thereof is finally rejected or denied, or if any Regulatory Authority in the country, where the first Registration of Product is applied for, imposes restrictions on or conditions for the commercialization of the Product which have a material negative impact on the marketability of the Product, or if all Registrations of Product in all countries are withdrawn or cancelled by the competent Regulatory Authorities, with […***…] prior written notice.

10.4	Effect of Termination

(a)

The termination of this Agreement shall be without prejudice to any rights and obligations of either Party accrued prior to the effective date of such termination. Nitec shall forthwith make all payments due and outstanding to Jagotec at the date of termination. Except as explicitly otherwise stated in this Agreement,

***Confidential Treatment Requested

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Jagotec shall not be obliged to refund upon termination of this Agreement to Nitec any payments made by Nitec to Jagotec prior to such termination pursuant to the provisions of this Agreement.

(b)

In the event of termination of this Agreement pursuant to Sections 10.2 and 10.3 above, then this Agreement (and any agreements entered into in connection with it) shall immediately be terminated and, except as provided herein, Nitec shall immediately refrain from using directly or indirectly in any way the Patents, GEOMATRIX® Technology and Skye Know-How. Upon termination of this Agreement, except as provided herein, Jagotec shall immediately refrain from using directly or indirectly in any way all Nitec IPR as well as Nitec Know-How. Furthermore, each Party shall return to the other Party all Confidential Information (other than that relating to the Foreground IP of the other) received from or belonging to the other Party, together with all copies thereof in such other Party’s possession or under its control, all free of any charge. Either Party shall have the right, but not the obligation, to use, at its sole discretion, any and all such material for its own purposes.

(c)

Subject to any rights of Merck under the Technology Transfer Agreement, in the event of termination by Jagotec under the terms of Section 3.3, the terms of Section 10.4 (b) shall not apply and the Agreement (and any agreements entered into in connection with it) shall immediately be terminated and Nitec shall immediately refrain from using directly or indirectly in any way the Patents, GEOMATRIX® Technology and Skye Know-How. At the same time, subject to any rights of Merck under the Technology Transfer Agreement, Nitec shall grant to Jagotec the exclusive royalty free and, sublicenseable right and license to the Nitec IPR and the Nitec Know-How and any confidential information necessary or desirable for use with the Product in the Territory and shall provide at no additional cost to Jagotec such information and documentation as shall be reasonably requested by Jagotec in that regard.

(d)	The termination for cause of this Agreement pursuant to Section 10.2 above by either Party shall not limit remedies which are or may be otherwise available in law or equity to either Party.

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11	Representations and Warranties

11.1

Jagotec represents and warrants that it shall carry out and undertake the development work until approval of the Product in the Territory in a careful and diligent manner. Jagotec agrees to carefully choose, instruct and supervise any employees, officers, Affiliates or third parties to be chosen by it pursuant to this Agreement, who are involved in the Development of the Product. Nothing in this Agreement shall be construed as a representation made, or warranty given, by Jagotec that any development performed by or for Jagotec under this Agreement will be successful in whole or in part, or that any product, including Product, which may be developed, will be successful in the commercial marketplace. Furthermore, except as provided herein, Jagotec makes no representation or warranty, express or implied, with respect to GEOMATRIX® Technology and/or Skye Know-How, including without limitation, any warranty of completeness, accuracy, merchantability or fitness for a particular purpose.

11.2

Jagotec represents and warrants that it has all rights regarding Patents, GEOMATRIX® Technology and Skye Know-How necessary to grant the Licence and the Option and the Nitec Manufacturing Licence hereunder. Notwithstanding the preceding sentence but subject to the following sentence, Jagotec does not assume any responsibility and makes no warranty that the performance of this Agreement and any product developed hereunder, including the Product, do not infringe any third party’s patents, patent applications or other intellectual property rights. Notwithstanding the preceding sentence, Jagotec represents and warrants that, as of the Effective Date, it is not aware and has no knowledge of any such infringement of any third party rights. If however, during the course of this Agreement either Party discovers that the Product infringes or may infringe any third party’s intellectual property rights, it shall promptly inform the other Party thereof and the Parties shall meet to discuss the course of action to be taken with regard thereto.

11.3	Nothing in this Agreement shall be construed as a representation made, or warranty given by Jagotec that any patent will issue based upon any pending patent application encompassed by the term Patents, and that any patent encompassed by the term Patents which issues will be valid or enforceable.

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11.4	Except as provided for in the Jagotec Manufacturing Agreement to be agreed upon in due time as referred to in Section 5.1 above, Jagotec assumes no liability or responsibility for any damages caused to Nitec, third parties, and/or the environment by the manufacturing, marketing, distribution, sale or use of the Product or the Active Drug contained therein, except to the extent that any of the above are attributable to the negligence or wilful misconduct of Jagotec in performing its obligations hereunder.

11.5	Nitec represents and warrants to strictly adhere at all times in all material respects to any and all laws, rules, regulations and conditions imposed by any competent authority on the marketing, distribution and sale of Product, and Nitec shall during the entire term of this Agreement be solely and fully responsible for the compliance with all such laws, rules, regulations and conditions when marketing, distributing and selling Product under the Licence.

11.6	Subject to the specific representations and warranties given and specific disclaimers of representations and warranties included in this Article 10, and further subject to anything to the contrary contained in this Agreement, either Party shall, as to third parties, be indemnified and held harmless by the other Party from and against any and all losses, liabilities and damages arising from any claim, action or other proceeding by any third party relating to any acts or omissions of the other Party, its directors, officers, employees or agents, or the gross negligence or wilful misconduct of such other Party, its directors, officers, employees or agents in performing any of its obligations under this Agreement.

11.7	Any liability, warranty and undertaking contained herein shall be limited to the payment by either Party for direct damages to the other Party and in any event, neither Party shall be liable to the other Party for any special, indirect, punitive or consequential damages and/or loss of profits or anticipated profits, respectively.

11.8

Nitec shall, at its own expense, purchase from an insurance company of its choice and shall maintain during the entire term of this Agreement and during […***…] after its expiration or termination an appropriate and customary policy of general liability and product liability insurance covering its responsibilities, including in particular but without any limitation, Nitec’s development responsibilities under Section 2 above, regarding Product developed,

***Confidential Treatment Requested

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manufactured, marketed, sold and used under this Agreement and the Active Drug contained therein and the use thereof. Upon request, Nitec shall provide Jagotec with evidence that such insurances are existing and are maintained.

11.9	Nitec represents and warrants that, to the best of its knowledge and belief, having made due and careful investigation, it has acquired from Merck all relevant rights, including but not limited to all relevant intellectual property rights of Merck in connection with the Merck Agreement to allow Nitec to carry out its obligations hereunder. Nitec shall indemnify Jagotec in respect of any breach thereof.

11.10	Without prejudice and subject to the other terms of this Agreement, if Nitec determines that it requires a licence from a third party in order to manufacture, use, sell, offer for sale or import the Product, including, without limitation, avoid infringement of any third party patent or in connection with settlement of any actual or threatened patent infringement claim, or if Nitec shall be subject to an order or ruling of any court of competent jurisdiction requiring the payment of a royalty or other payment to a third party patent holder in respect of the manufacture, use, sale, offer for sale or import of the Product, then all such payments shall be made at Nitec’s sole cost and expense.

12	Miscellaneous Provisions

12.1	Waivers: A waiver of a breach or default under this Agreement shall not be a waiver of any other or subsequent breach or default. The failure or delay by either Party in enforcing compliance with any term or condition of this Agreement shall not constitute waiver of such term or condition, unless such term or condition is expressly waived in writing.

12.2	Headings: The titles and headings used in this Agreement are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

12.3

Force Majeure: Neither Party shall be held in breach of this Agreement by any reason of acts or omissions caused by any Act of God or other causes beyond the reasonable control of the affected Party. The affected Party shall use due

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diligence to remove any such causes and to resume performance under this Agreement as soon as it is reasonably feasible.

12.4	Assignment: Except as otherwise expressly stated herein, this Agreement and the rights and obligations hereunder shall not be assignable by either Party without the prior written consent of the other Party, provided however, that either Party may, without such consent, assign this Agreement and its rights and obligations hereunder to an Affiliate of such Party, and in connection with the transfer or sale of all or substantially all of its business, or in the event of its merger, consolidation, change in control or similar transaction. Any permitted assignee shall assume all obligations of its assignor under this Agreement so long as such assignee remains liable on a joint and several basis for its obligations.

12.5	Separate Entities: Nothing in this Agreement shall constitute or be deemed to constitute a partnership between the Parties hereto or constitute or be deemed to constitute either Party as an agent of the other for any purpose whatsoever, and neither Party shall have the authority or power to bind the other Party, or to contract in the name of and create a liability against the other Party in any way or for any purpose, unless explicitly instructed in writing to do so.

12.6	Notices: All notices, reports and other writings which are required to be given or submitted pursuant to this Agreement shall be in writing and delivered personally or sent by international courier service, or by confirmed facsimile transmission, to the addresses set forth below or to such other address as Jagotec or Nitec may from time to time notify to the other Party. Any and all notices sent to the other Party in accordance with this Section 11.6 shall become effective as of receipt thereof by the other Party.

If to Skye, SkyePharma or Jagotec:

Jagotec AG

Eptingerstrasse 51

CH-4132 Muttenz, Switzerland

Attn.: CEO

Fax: ++41-61-467-5574

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with copy to:

SkyePharma PLC

105 Piccadilly

London W1J 7NJ

United Kingdom

Attn.: General Counsel

Tel.: +44-(0)20-7491-1777

Fax: +44-(0)20-7491-3338

If to Nitec:

Nitec Pharma AG

Röschenzerstrasse 9

CH-4153 Reinach, Switzerland

Attn.:Verwaltungsrat

Fax: +41 61 711 46 39

12.7

Severability: Each Party hereby acknowledges that it does not intend to violate any public policy, statutory or common laws, rules, regulations, treaty or decision of any government agency or executive body thereof of any country or community or association of countries. Should one or more provisions of this Agreement be or become invalid, the Parties hereto shall substitute, by mutual consent, valid provisions for such invalid provisions which valid provisions in their economic effect are sufficiently similar to the invalid provisions that it can be reasonably assumed that the Parties would have entered into this Agreement with such provisions. In case such provisions cannot be agreed upon, the invalidity of one or several provisions of this Agreement shall not affect the validity of this Agreement as a whole, unless the invalid provisions are of such essential importance to this Agreement that it is to be reasonably assumed that

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the Parties would not have entered into this Agreement without the invalid provisions.

12.8	Interest: In the event any amount due and payable under this Agreement is not paid by the due date, then the Party owing such amount shall pay to the creditor, without being requested by the other Party, interest on the total outstanding amount at the rate equal to the London Interbank Offered Rate (LIBOR), as published by the Financial Times on the date that such payment falls due, increased by […***…] in EURO and adjusted on the first day of every calendar quarter.

12.9	Entire Agreement: This Agreement, together with the Exhibits referred to herein and attached hereto, represents the entire understanding of the Parties with respect to the subject matter hereof; and supersede all proposals or agreements, oral or written, and all other communications between the Parties related to the subject matter of this Agreement, including without limitation any representations or warranties made by either Party hereto or its representatives. This Agreement may not be amended or modified except in a writing duly executed by the Parties.

13	Governing Law and Jurisdiction

13.1	The Parties hereto agree that this Agreement, including without limitation, all transactions affected hereunder, its validity and enforceability and all relationships between the Parties in this connection shall be construed under and be governed in all respects by the laws of Switzerland without reference to the principles of conflicts of laws thereof and shall not be governed by the United Nations Convention on Contracts for the International Sale of Goods (the Vienna Convention of April 11, 1980).

13.2	The Parties hereby agree that any and all disputes arising out of or in connection with this Agreement shall exclusively be submitted to and settled by the courts in Zurich, Switzerland and the Parties hereby submit to such exclusive jurisdiction.

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This Agreement has been executed by Nitec and by Skye, by their duly authorized representatives, in three (3) originals effective as of the Effective Date.

SKYEPHARMA AG

By:	/s/ Francesco Patalano	By:	/s/ Tessa Chapman

Name:	Francesco Patalano	Name:	Tessa Chapman

Title:	Director	Title:	Director

JAGOTEC AG

By:	/s/ Francesco Patalano	By:	/s/ Tessa Chapman

Name:	Francesco Patalano	Name:	Tessa Chapman

Title:	Director	Title:	Director

NITEC PHARMA AG:

By:	/s/ Dr. Hubertus Ludwig

Name:	Dr. Hubertus Ludwig

Title:	Verwaltungsrat

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Exhibit A

Patents

[…***…]

Country	Application date	Application no.	Publication no.	Grant date	K & S Ref:	SkypePharma Ref:
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

[…***…]

[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

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[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
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***Confidential Treatment Requested

34.

EXECUTION COPY

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***Confidential Treatment Requested

35.

EXECUTION COPY

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***Confidential Treatment Requested

36.

EXECUTION COPY

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***Confidential Treatment Requested

37.

EXECUTION COPY

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***Confidential Treatment Requested

38.

EXECUTION COPY

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***Confidential Treatment Requested

39.

EXECUTION COPY

[…***…]

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***Confidential Treatment Requested

40.

EXECUTION COPY

Exhibit B

Preliminary Specifications for Product

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Test	Specifications and Requirements
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Exhibit C

Development Programme

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-	[…***…]

***Confidential Treatment Requested

41.

EXECUTION COPY

Exhibit D

[…***…]

***Confidential Treatment Requested

42.